EXHIBIT 99.1-A

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                            Monthly Operating Report
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

=================================================================================================================================
                                                                                                     Document       Explanation
REQUIRED DOCUMENTS                                                                  Form No.         Attached        Attached
=================================================================================================================================
Schedule of Cash Receipts and Disbursements                                     MOR - 1                  X
---------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
---------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals
---------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                  X
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                  X
---------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                  X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
---------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
---------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4                  X
---------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                  X
---------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                  X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------                              ------------
Signature of Debtor                                                 Date


--------------------------------------                              ------------
Signature of Joint Debtor                                           Date


/s/ Larry A. Ford                                                   3/29/02
--------------------------------------                              ------------
Signature of Authorized Individual*                                 Date


Larry A. Ford                                                  Director
--------------------------------------            ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                   Schedule of Cash Receipts and Disbursements

===================================================================================================================
                                                                        Current Month     Cumulative Filing to Date
                                                   Prior Months -
                                                    Cumulative             Actual                   Actual
===================================================================================================================
Cash - Beginning of Month (1)                     $    654,000.00     $ 16,247,000.00          $    654,000.00
===================================================================================================================

===================================================================================================================
Receipts (2)
-------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                           $ 77,370,522.99     $  8,609,280.77          $ 85,979,803.76
-------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                           1,055,889.93           20,058.55             1,075,948.48
-------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                           691,819.87          215,907.50               907,727.37
-------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                             852,563.10          133,818.26               986,381.36
-------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                       60,000.00                  --                60,000.00
-------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                              3,992,989.19          556,797.22             4,549,786.41
-------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                     777,488.99           52,588.98               830,077.97
-------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                   12,732,513.07          655,129.00            13,387,642.07
-------------------------------------------------------------------------------------------------------------------
   Total Receipts                                 $ 97,533,787.14     $ 10,243,580.28          $107,777,367.42
===================================================================================================================

===================================================================================================================
Disbursements
-------------------------------------------------------------------------------------------------------------------
Payroll related                                   $ 24,535,303.63     $  2,956,100.55          $ 27,491,404.18
-------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                          18,073,261.77        1,072,432.00            19,145,693.77
-------------------------------------------------------------------------------------------------------------------
Utilities                                            3,208,456.67           90,201.00             3,298,657.67
-------------------------------------------------------------------------------------------------------------------
Freight                                              8,987,383.45        1,141,013.00            10,128,396.45
-------------------------------------------------------------------------------------------------------------------
Equipment Leases/Rent                                2,315,262.79        1,388,582.14             3,703,844.93
-------------------------------------------------------------------------------------------------------------------
Mortgages                                              265,665.74          132,833.00               398,498.74
-------------------------------------------------------------------------------------------------------------------
Insurance                                            1,616,029.00          357,324.00             1,973,353.00
-------------------------------------------------------------------------------------------------------------------
SG&A                                                 6,523,031.91          508,014.00             7,031,045.91
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                    2,251,945.34        4,390,670.40             6,642,615.74
-------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit       14,164,446.84        4,181,507.19            18,345,954.03
-------------------------------------------------------------------------------------------------------------------
   Total Disbursements                            $ 81,940,787.14     $ 16,218,677.28          $ 98,159,464.42
===================================================================================================================

===================================================================================================================
Net Cash Flow                                     $ 15,593,000.00     $ (5,975,097.00)         $  9,617,903.00
===================================================================================================================

===================================================================================================================
Cash - End of Month                               $ 16,247,000.00     $ 10,271,903.00          $ 10,271,903.00
===================================================================================================================

===================================================================================================================
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
===================================================================================================================
Total Disbursements                                                                            $ 16,218,677.28
-------------------------------------------------------------------------------------------------------------------
   Less: Transfers to Debtor In Possession Accounts                                                         --
-------------------------------------------------------------------------------------------------------------------
   Plus: Estate Disbursements Made by Outside Sources                                                       --
===================================================================================================================
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                $ 16,218,677.28
===================================================================================================================

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 2 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                 Schedule of Cash Disbursements by Debtor Entity

==========================================================================================================================
                                                                                        Current Month    Cumulative Filing
                                                                     Prior Months -
                                                        Case #         Cumulative           Actual             To Date
==========================================================================================================================

==========================================================================================================================
Entity:
--------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                                     01-10370     $           --     $           --     $           --
--------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                                    01-10372      57,744,881.86      13,428,368.28      71,173,250.14
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                   01-10375       1,588,986.33          20,545.00       1,609,531.33
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                     01-10377      12,786,027.65       2,149,219.00      14,935,246.65
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc             01-10380         271,372.00          60,395.00         331,767.00
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC                  01-10382       2,996,241.30          33,523.00       3,029,764.30
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.                01-10386                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                 01-10389         260,870.00          94,632.00         355,502.00
--------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                  01-10390         157,573.00          29,433.00         187,006.00
--------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                          01-10391       1,391,724.00         118,564.00       1,510,288.00
--------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                                     01-10392          46,794.00          23,397.00          70,191.00
--------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                                    01-10393                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                             01-10394         109,730.00          54,865.00         164,595.00
--------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                                    01-10395                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                        01-10396                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                                    01-10398                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                                     01-10399                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                                 01-10402                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                                     01-10403                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                                    01-10405                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Grand LLC                                               01-10406         109,142.00          54,571.00         163,713.00
--------------------------------------------------------------------------------------------------------------------------
Pulp of America                                         01-10407                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                            01-10408                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                                  01-10409                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                               01-10410                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.           01-10412                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                              01-10415                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                             01-10416       4,280,954.00         151,165.00       4,432,119.00
--------------------------------------------------------------------------------------------------------------------------
          Total Disbursements by Entity                              $81,744,296.14     $16,218,677.28     $97,962,973.42
                                                                     =====================================================


                                  Page 3 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                             Bank Reconciliation (1)

================================================================================
                                                            Bank Accounts

================================================================================
Balance Per Books                                    $--     $--     $--     $--
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                                          --      --      --      --
--------------------------------------------------------------------------------
Plus: Deposits In Transit                             --      --      --      --
--------------------------------------------------------------------------------
Less: Outstanding Checks                              --      --      --      --
--------------------------------------------------------------------------------
Other                                                 --      --      --      --
--------------------------------------------------------------------------------
Adjusted Bank Balance                                $--     $--     $--     $--
================================================================================

Notes:

(1)  See attached copies of all DIP Bank Statements.

Other

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 4 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                       Statement of Operations (in 000's)

NET SALES:
           Outside                                                     $  8,993
           Rental Income                                                     10
                                                                       --------
                                                                          9,003
                                                                       --------
COST OF SALES:
           Outside                                                       17,193
                                                                       --------

GROSS PROFIT/(LOSS)                                                      (8,190)

SG&A EXPENSES:
           Freight                                                        1,141
           Customs & Commissions                                            208
           Selling & Marketing                                               82
           Administrative                                                 1,625
                                                                       --------
                                                                          3,056
                                                                       --------

OPERATING PROFIT/(LOSS)                                                 (11,246)

Restructuring Charges                                                     1,788
Interest Expense (1)                                                        668

                                                                       --------
NET PROFIT/(LOSS)                                                      $(13,702)
                                                                       ========

Notes:

(1)  Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                     Balance Sheet as of 2/28/02 (in 000's)

ASSETS
  Current Assets:
         Cash and cash equivalents                                    $   2,239
         Segregated Cash                                                  8,033
         Accounts Receivable, net of allowance                           17,660
         Inventories (1)
              Raw Materials                                              14,362
              Supplies Inventory                                          5,328
              Work-in-process                                               300
              Finished goods                                             17,515
                                                                      ---------
                Total Inventories                                        37,505

         Prepaid expenses and other current assets                        2,288
                                                                      ---------
                Total Current Assets                                     67,725

  Property Plant & Equipment
              Machinery and Equipment                                   240,924
              Building and Building Improvements                         28,095
              Leasehold Improvements                                      4,647
              Land                                                        8,745
              Construction in Progress                                   28,074
                                                                      ---------
                Total Property, Plant and Equipment                     310,485
              Less: Accumulated Depreciation                            (70,286)
                                                                      ---------
                Property, Plant & Equipment, net                        240,199

  Due from Related Parties, net
         Affiliated Entities                                             31,693
                Inventory / Mexico                                        5,774
         Beneficial Stockholders                                          1,166
              Reserve for Due from Related Parties                      (38,633)
                                                                      ---------
  Due from Related Parties, net (2)                                          --

  Deferred Costs, net
         Total Deferred Costs                                            12,402
         Less: Accumulated Amortization                                  (5,440)
                                                                      ---------
                Total Deferred Costs, net                                 6,962

  Other Assets                                                            4,504
                                                                      ---------
                Total Assets                                          $ 319,390
                                                                      =========

Notes:

(1) Physical inventory count as of 2/28/02. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                     Balance Sheet as of 2/28/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

         Accounts Payable Trade                                           2,351
         Accounts Payable Accrual (Prof Fee's)                            4,751
         Senior Secured Notes - Post-Petition Funding                    13,295
         Accrued Expenses (1)                                             7,068
                                                                      ---------

 Total Liabilities:                                                      27,465

 Liabilities Subject to Compromise:
         Notes Payable (Bank Group Line of Credit at 2/28/02) (2)     $ 121,690
         Accounts Payable Trade                                         127,940
         Accrued Expenses                                                25,359
         Accrued Fringes                                                 10,151
         Senior Secured Notes Payable                                   160,535
         Other Long term Liabilities                                     13,226
         Mortgage Loans Payable                                          25,362
         Capitalized Lease Obligations                                    2,672
                                                                      ---------
 Total Liabilities Subject to Compromise:                               486,935

  Stockholders' Equity
         Common Stock                                                     1,605
         Additional paid in capital                                      66,252
         Retained Earnings                                             (196,546)
         Current Earnings                                               (66,321)
                                                                      ---------
                Total Stockholders Equity                              (195,010)

                                                                      ---------
         Total Liabilities and Stockholders Equity                    $ 319,390
                                                                      =========

Notes:

(1)  See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                          Summary of Postpetition Taxes

====================================================================================================================================
                                          Beginning Tax   Amount Withheld                                 Check No.       Ending Tax
                                            Liability       or Accrued     Amount Paid   Date Paid (1)   or EFT (1)       Liability
====================================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                 $       --       $  359,780     $  359,780     See Notes      See Notes       $       --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                     --          231,139        231,138     See Notes      See Notes                1
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                     --          231,139        231,139     See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --           15,931         15,931     See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Income                                              --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------------
Other: Corporate (2)                            17,700               --             --                                        17,700
------------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                      $   17,700       $  837,989     $  837,988                                    $   17,701
====================================================================================================================================
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                 $       --       $  122,820     $  122,820     See Notes      See Notes       $       --
------------------------------------------------------------------------------------------------------------------------------------
Sales                                               --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                              --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --           44,300         44,300     See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)           2,616,119          538,400             --                                     3,154,519
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                   --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                              --            1,471          1,471     See Notes      See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
   Total State and Local                    $2,616,119       $  706,991     $  168,591                                    $3,154,519
====================================================================================================================================
Total Taxes                                 $2,633,819       $1,544,980     $1,006,579                                    $3,172,220
====================================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 2/07/02, 2/15/02, 2/21/02,and 2/28/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2)  Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                               Number of Days Past Due

                                                     Current        0 - 30       31 - 60      61 - 90       Over 90          Total
====================================================================================================================================
Accounts Payable                                      $ 2,351,000  $     --     $     --     $     --     $       --     $ 2,351,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                           1,220,000        --           --           --             --       1,220,000
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                             538,001   538,000      538,000      538,000      1,020,219       3,172,220
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building (1)                       To Be Determined         1           --           --             --               1
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment (1)                      To Be Determined        --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                 928,000        --           --           --             --         928,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes - Post-Petition Funding           13,295,000        --                                               13,295,000
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                       4,751,000        --           --           --             --       4,751,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                                1,000,000                                                          1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                        --        --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                                  49,000    49,000       48,000      155,000        277,000         578,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                    169,444        --           --           --             --         169,444
====================================================================================================================================
Total Postpetition Debts                              $24,301,445  $587,001     $586,000     $693,000     $1,297,219     $27,464,665
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 8 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                  Accounts Receivable Reconciliation And Aging

====================================================================================
Accounts Receivable Reconciliation (1)                                      Amount
====================================================================================
Total Accounts Receivable at the beginning of the reporting period      $ 18,202,100
------------------------------------------------------------------------------------
+ Amounts billed during the period                                         8,993,644
------------------------------------------------------------------------------------
- Amounts collected during the period                                      9,535,862
------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            $ 17,659,882
====================================================================================

================================================================================
Accounts Receivable Aging                                              Amount
================================================================================
0 - 30 days old                                                    $  7,276,316
--------------------------------------------------------------------------------
31 - 60 days old                                                      2,869,551
--------------------------------------------------------------------------------
61 - 90 days old                                                      1,256,726
--------------------------------------------------------------------------------
91+ days old                                                         32,626,781
--------------------------------------------------------------------------------
Total Accounts Receivable                                            44,029,374
--------------------------------------------------------------------------------
Bad Debt Reserve                                                    (26,369,492)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                          $ 17,659,882
================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 2/01/02 - 2/28/02

                              Debtor Questionnaire

================================================================================
Must be completed each month                                        Yes      No
================================================================================
1.   Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
     explanation below.                                                      X
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
     provide an explanation below.                                           X
--------------------------------------------------------------------------------
3.   Have all postpetition tax returns been timely filed? If no,
     provide an explanation below.                                           X
--------------------------------------------------------------------------------
4.   Are workers compensation, general liability and other
     necessary insurance coverages in effect? If no, provide an
     explanation below.                                             X
--------------------------------------------------------------------------------

Notes:

The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 10 of 10
                     Unaudited - Subject to Material Change

                             Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                   February 1, 2002 through February 28, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of February 1, 2002 through February 28, 2002, is unaudited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from February 1, 2002 through February 28, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR


                     Unaudited - Subject to Material Change                    1
     for the period from February 1, 2002 through February 28, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending January 31,
     2002):

                                                                         ($000s)
                                                                        --------
          Notes Payable (Bank Group Line of Credit @ 2/28/02)           $121,690
          Accounts Payable - Trade                                       127,940
          Accrued Expenses                                                25,359
          Accrued Fringes                                                 10,151
          Senior Secured Notes payable                                   160,535
          Other Long Term Liabilities                                     13,226
          Mortgage Loans Payable                                          25,362
          Capitalized Lease Obligations                                    2,672
                                                                        --------
          TOTAL                                                         $486,935
                                                                        ========


                     Unaudited - Subject to Material Change                    2

                                                                  EXHIBIT 99.1-B

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                            Monthly Operating Report
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

==================================================================================================================================
                                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                                   Form No.           Attached       Attached
==================================================================================================================================
Schedule of Cash Receipts and Disbursements                                     MOR - 1                    X
----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
----------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals
----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                    X
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                    X
----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                    X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
----------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4                    X
----------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                    X
----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                    X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------                            --------------
Signature of Debtor                                               Date


--------------------------------------                            --------------
Signature of Joint Debtor                                         Date


/s/ Larry A. Ford                                                 4/26/02
--------------------------------------                            --------------
Signature of Authorized Individual*                               Date


Larry A. Ford                                                Director
--------------------------------------            ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                   Schedule of Cash Receipts and Disbursements

====================================================================================================================
                                                     Prior Months -
                                                      Cumulative         Current Month     Cumulative Filing to Date

                                                                            Actual                   Actual
====================================================================================================================
Cash - Beginning of Month(1)                       $    654,000.00      $ 10,271,903.00         $    654,000.00
====================================================================================================================

====================================================================================================================
Receipts(2)
--------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                            $ 85,979,803.76      $  8,478,436.24         $ 94,458,240.00
--------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                            1,075,948.48             2,000.00            1,077,948.48
--------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                            907,727.37            58,651.65              966,379.02
--------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                              986,381.36           337,713.95            1,324,095.31
--------------------------------------------------------------------------------------------------------------------
Greenwich Trade Cash Receipts                                   --            90,000.00               90,000.00
--------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                        60,000.00                   --               60,000.00
--------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                               4,549,786.41           138,917.42            4,688,703.83
--------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                      830,077.97           347,626.70            1,177,704.67
--------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                    13,387,642.07         1,609,762.00           14,997,404.07
--------------------------------------------------------------------------------------------------------------------
   Total Receipts                                  $107,777,367.42      $ 11,063,107.96         $118,840,475.38
====================================================================================================================

====================================================================================================================
Disbursements
--------------------------------------------------------------------------------------------------------------------
Payroll related                                    $ 28,177,059.18      $  2,412,463.41         $ 30,589,522.59
--------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                           19,145,693.77            74,068.00           19,219,761.77
--------------------------------------------------------------------------------------------------------------------
Utilities                                             3,298,657.67           494,818.00            3,793,475.67
--------------------------------------------------------------------------------------------------------------------
Freight                                              10,128,396.45           576,529.00           10,704,925.45
--------------------------------------------------------------------------------------------------------------------
Equipment Leases/Rent                                 3,703,844.93           241,532.00            3,945,376.93
--------------------------------------------------------------------------------------------------------------------
Mortgages                                               398,498.74            86,039.00              484,537.74
--------------------------------------------------------------------------------------------------------------------
Insurance                                             1,973,353.00           573,425.16            2,546,778.16
--------------------------------------------------------------------------------------------------------------------
SG&A                                                  7,031,045.91           379,258.00            7,410,303.91
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                     5,956,960.74         1,898,097.80            7,855,058.54
--------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit        18,345,954.03         5,623,340.80           23,969,294.83
--------------------------------------------------------------------------------------------------------------------
   Total Disbursements                             $ 98,159,464.42      $ 12,359,571.17         $110,519,035.59
====================================================================================================================

====================================================================================================================
Net Cash Flow                                      $  9,617,903.00      $ (1,296,463.21)        $  8,321,439.79
====================================================================================================================

====================================================================================================================
Cash - End of Month                                $ 10,271,903.00      $  8,975,439.79         $  8,975,439.79
====================================================================================================================

====================================================================================================================
Disbursements for Calculating U.S. Trustee Quarterly Fees (From Current Month Column)
====================================================================================================================
Total Disbursements                                                                             $ 12,359,571.17
--------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                        --
--------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                      --
====================================================================================================================
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                 $ 12,359,571.17
====================================================================================================================

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 2 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                 Schedule of Cash Disbursements by Debtor Entity

=================================================================================================================================
                                                                         Prior Months -       Current Month      Cumulative Filing
                                                                           Cumulative
                                                           Case #                                 Actual              To Date
=================================================================================================================================

=================================================================================================================================
Entity:
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                                       01-10370      $            --      $            --      $            --
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                                      01-10372        71,479,741.14        10,835,068.49        82,314,809.63
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                     01-10375         1,609,531.33            44,651.00         1,654,182.33
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                       01-10377        14,935,246.65           822,093.00        15,757,339.65
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc               01-10380           331,767.00            99,368.00           431,135.00
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC                    01-10382         3,029,764.30            29,354.00         3,059,118.30
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.                  01-10386                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                   01-10389           255,502.00            64,243.00           319,745.00
---------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                    01-10390           187,006.00            57,615.00           244,621.00
---------------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                            01-10391         1,510,288.00           142,340.00         1,652,628.00
---------------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                                       01-10392            70,191.00                   --            70,191.00
---------------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                                      01-10393                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                               01-10394           154,595.00            31,467.68           186,062.68
---------------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                                      01-10395                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                          01-10396                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                                      01-10398                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                                       01-10399                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                                   01-10402                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                                       01-10403                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                                      01-10405                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Grand LLC                                                 01-10406           163,713.00            54,571.00           218,284.00
---------------------------------------------------------------------------------------------------------------------------------
Pulp of America                                           01-10407                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                              01-10408                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                                    01-10409                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                                 01-10410                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.             01-10412                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                                01-10415                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                               01-10416         4,432,119.00           178,800.00         4,610,919.00
---------------------------------------------------------------------------------------------------------------------------------

                                                                        ---------------------------------------------------------
          Total Disbursements by Entity                                 $ 98,159,464.42      $ 12,359,571.17      $110,519,035.59
                                                                        =========================================================


                                  Page 3 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                             Bank Reconciliation (1)

================================================================================
                                                            Bank Accounts

================================================================================
Balance Per Books                                    $--     $--     $--     $--
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                                          --      --      --      --
--------------------------------------------------------------------------------
Plus: Deposits In Transit                             --      --      --      --
--------------------------------------------------------------------------------
Less: Outstanding Checks                              --      --      --      --
--------------------------------------------------------------------------------
Other                                                 --      --      --      --
--------------------------------------------------------------------------------
Adjusted Bank Balance                                $--     $--     $--     $--
================================================================================

Notes:

(1)  See attached copies of all DIP Bank Statements.

Other

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 4 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                       Statement of Operations (in 000's)

NET SALES:
          Outside                                                      $  5,723
          Rental Income                                                      10
                                                                       --------
                                                                          5,733
                                                                       --------
COST OF SALES:
          Outside                                                        13,310
                                                                       --------

GROSS PROFIT / (LOSS)                                                    (7,577)

SG&A EXPENSES:
          Freight                                                           577
          Customs & Commissions                                             140
          Selling & Marketing                                                35
          Administrative                                                    546
                                                                       --------
                                                                          1,298
                                                                       --------

OPERATING PROFIT / (LOSS)                                                (8,875)

Restructuring Charges                                                     1,791
Interest Expense (1)                                                        723

                                                                       --------
NET PROFIT / (LOSS)                                                    $(11,389)
                                                                       ========

Notes:

(1)  Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                     Balance Sheet as of 3/31/02 (in 000's)

ASSETS
  Current Assets:
        Cash and cash equivalents                                     $   1,058
        Segregated Cash                                                   7,917
        Accounts Receivable, net of allowance                            14,276
        Inventories (1)
             Raw Materials                                                9,855
             Supplies Inventory                                           5,328
             Work-in-process                                                300
             Finished goods                                              11,572
                                                                      ---------
                Total Inventories                                        27,055

        Prepaid expenses and other current assets                         1,487
                                                                      ---------
                Total Current Assets                                     51,793

  Property Plant & Equipment
             Machinery and Equipment                                    240,924
             Building and Building Improvements                          28,095
             Leasehold Improvements                                       4,647
             Land                                                         8,745
             Construction in Progress                                    28,074
                                                                      ---------
                Total Property, Plant and Equipment                     310,485
             Less: Accumulated Depreciation                             (71,711)
                                                                      ---------
                Property, Plant & Equipment, net                        238,774

  Due from Related Parties, net
        Affiliated Entities                                              31,693
                Inventory / Mexico                                        5,774
        Beneficial Stockholders                                           1,166
                Reserve for Due from Related Parties                    (38,633)
                                                                      ---------
  Due from Related Parties, net (2)                                          --

  Deferred Costs, net
        Total Deferred Costs                                             12,402
        Less: Accumulated Amortization                                   (5,584)
                                                                      ---------
                Total Deferred Costs, net                                 6,818

  Other Assets                                                               29
                                                                      ---------
                 Total Assets                                         $ 297,414
                                                                      =========

Notes:

(1) Physical inventory count as of 3/31/02. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(2) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                     Balance Sheet as of 3/31/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

        Accounts Payable Trade                                            1,531
        Accounts Payable Accrual (Prof Fee's)                             4,644
        Senior Secured Notes - Post-Petition Funding                     14,905
        Accrued Expenses (1)                                              6,332
                                                                      ---------

 Total Liabilities:                                                      27,412

 Liabilities Subject to Compromise:
        Notes Payable (Bank Group Line of Credit at 3/31/02) (2)      $ 116,632
        Accounts Payable Trade                                          123,465
        Accrued Expenses                                                 25,346
        Accrued Fringes                                                  10,151
        Senior Secured Notes Payable                                    160,535
        Other Long term Liabilities                                      13,226
        Mortgage Loans Payable                                           25,348
        Capitalized Lease Obligations                                     2,672
                                                                      ---------
 Total Liabilities Subject to Compromise:                               477,375

 Stockholders' Equity
        Common Stock                                                      1,605
        Additional paid in capital                                       66,252
        Retained Earnings                                              (197,358)
        Current Earnings                                                (77,872)
                                                                      ---------
              Total Stockholders Equity                                (207,373)

                                                                      ---------
        Total Liabilities and Stockholders Equity                     $ 297,414
                                                                      =========

Notes:

(1)  See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                          Summary of Postpetition Taxes

==============================================================================================================================
                                     Beginning Tax   Amount Withheld                                 Check No.      Ending Tax
                                       Liability       or Accrued      Amount Paid   Date Paid (1)   or EFT (1)      Liability
==============================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                           $       --       $  347,468       $347,468      See Notes      See Notes      $       --
------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                               --          195,465        195,465      See Notes      See Notes              --
------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                               --          121,801        121,801      See Notes      See Notes              --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                  --            3,778          3,778      See Notes      See Notes              --
------------------------------------------------------------------------------------------------------------------------------
Income                                        --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------
Other:  Corporate (2)                     17,700               --             --                                        17,700
------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                $   17,700       $  668,512       $668,512                                    $   17,700
==============================================================================================================================
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                           $       --       $  114,836       $114,836      See Notes      See Notes      $       --
------------------------------------------------------------------------------------------------------------------------------
Sales                                         --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------
Excise                                        --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                  --           17,310         17,310      See Notes      See Notes              --
------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)     3,154,519          539,400             --                                     3,693,919
------------------------------------------------------------------------------------------------------------------------------
Personal Property                             --               --             --                                            --
------------------------------------------------------------------------------------------------------------------------------
Other:                                        --            1,618          1,618      See Notes      See Notes              --
------------------------------------------------------------------------------------------------------------------------------
   Total State and Local              $3,154,519       $  673,164       $133,764                                    $3,693,919
==============================================================================================================================
Total Taxes                           $3,172,219       $1,341,676       $802,276                                    $3,711,619
==============================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 3/01/02, 3/08/02, 3/15/02, 3/22/02 and 3/29/02. Outsourced
     third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2)  Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                               Number of Days Past Due

                                                     Current        0 - 30       31 - 60      61 - 90       Over 90          Total
====================================================================================================================================
Accounts Payable                                     $ 1,531,000   $     --     $     --     $     --     $       --     $ 1,531,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                 --         --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                            538,400    538,000      538,000      538,000      1,559,219       3,711,619
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building (1)                      To Be Determined         --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment (1)                     To Be Determined         --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                928,000         --           --           --             --         928,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes - Post-Petition Funding          14,904,702         --                                               14,904,702
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                      4,644,000         --           --           --             --       4,644,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                                 850,000                                                             850,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                       --         --           --           --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                                 93,000     49,000       49,000       48,000        432,000         671,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                   171,444         --           --           --             --         171,444
====================================================================================================================================
Total Postpetition Debts                             $23,660,546   $587,000     $587,000     $586,000     $1,991,219     $27,411,765
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 8 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                  Accounts Receivable Reconciliation And Aging

===================================================================================
Accounts Receivable Reconciliation (1)                                     Amount
===================================================================================
Total Accounts Receivable at the beginning of the reporting period     $ 17,659,882
-----------------------------------------------------------------------------------
+ Amounts billed during the period                                        5,722,631
-----------------------------------------------------------------------------------
- Amounts collected during the period                                     9,105,719
-----------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period           $ 14,276,794
===================================================================================

================================================================================
Accounts Receivable Aging                                              Amount
================================================================================
0 - 30 days old                                                    $  4,426,856
--------------------------------------------------------------------------------
31 - 60 days old                                                      1,037,156
--------------------------------------------------------------------------------
61 - 90 days old                                                      1,196,906
--------------------------------------------------------------------------------
91 + days old                                                        31,390,088
--------------------------------------------------------------------------------
Total Accounts Receivable                                            38,051,006
--------------------------------------------------------------------------------
Bad Debt Reserve                                                    (23,774,212)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                          $ 14,276,794
================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 3/01/02 - 3/31/02

                              Debtor Questionnaire

================================================================================
Must be completed each month                                      Yes      No
================================================================================
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                    X
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                         X
--------------------------------------------------------------------------------
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                     X
--------------------------------------------------------------------------------
4.   Are workers compensation, general liability and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
--------------------------------------------------------------------------------

Notes:

The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 10 of 10
                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                      March 1, 2002 through March 31, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of March 1, 2002 through March 31, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from March 1, 2002 through March 31, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the


                     Unaudited -- Subject to Material Change                   1

                                                         Case No. 01-10370 et al

     period from March 1, 2002 through March 31, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

5. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending February 28,
     2002):

                                                                         ($000s)
                                                                        --------
          Notes Payable (Bank Group Line of Credit @ 3/31/02)           $116,632
          Accounts Payable - Trade                                       123,465
          Accrued Expenses                                                25,346
          Accrued Fringes                                                 10,151
          Senior Secured Notes payable                                   160,535
          Other Long Term Liabilities                                     13,226
          Mortgage Loans Payable                                          25,348
          Capitalized Lease Obligations                                    2,672
                                                                        --------
          TOTAL                                                         $477,375
                                                                        ========


                     Unaudited -- Subject to Material Change                   2